UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2021

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.
On December 30, 2021, Bioverativ Therapeutics Inc. (f/k/a Biogen Idec Ma Inc.) (“Sanofi”) notified Sangamo Therapeutics, Inc. (“Sangamo”) of its termination for convenience, effective June 28, 2022 (the “Termination Date”), of the Global Research, Development and Commercialization Collaboration and License Agreement, dated as of January 8, 2014, by and between Sangamo and Sanofi (the “Collaboration Agreement”), pursuant to which Sanofi and Sangamo are engaged in research programs to develop therapeutics for hemoglobinopathies, including sickle cell disease (the “Collaboration Research Programs”). In its notice to Sangamo, Sanofi indicated that its termination relates to Sanofi’s change in strategic direction to focus on allogeneic universal genomic medicine approaches rather than autologous personalized cell therapies. Under the Collaboration Agreement, Sangamo granted Sanofi an exclusive, royalty-bearing license, with the right to grant sublicenses, to use certain zinc finger protein and other technology controlled by Sangamo for the purpose of researching, developing, manufacturing and commercializing licensed products developed thereunder, and Sangamo received a $20 million upfront license payment and is entitled to receive potential regulatory, clinical development and sales milestone payments, assuming the achievement of all specified milestones, of up to $276.3 million, $13.5 million of which has been achieved to date. As of the Termination Date, the Collaboration Agreement will be terminated in its entirety and following the Termination Date, Sangamo will not be entitled to receive any further milestone payments or royalties from Sanofi. As of the Termination Date, Sanofi will have no further obligations to develop or to fund the development of any Collaboration Research Programs under the Collaboration Agreement.
In accordance with the terms of the Collaboration Agreement, Sanofi has agreed to work with Sangamo to develop a transition plan with respect to Sanofi’s activities under the Collaboration Agreement and the transfer of certain data, information and regulatory materials pertaining thereto generated by or on behalf of Sanofi. Sangamo expects that the Phase 1/2 PRECIZN study of SAR445136, the cell therapy candidate for the treatment of sickle cell disease currently in development under the Collaboration Agreement, will be completed as planned and that the final patients in the study will be dosed in the third quarter of 2022. Sangamo expects that Sanofi will continue to pay the costs of the Phase 1/2 PRECIZN-1 study until the Termination Date as contemplated by the Collaboration Agreement. Sangamo expects to investigate alternative options to advance the SAR445136 program, including seeking a potential new collaboration partner.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding Sangamo's current expectations. These forward-looking statements include, without limitation, statements regarding the anticipated completion of the PRECIZN-1 study and dosing of the final patients in the PRECIZN-1 study and the anticipated timing thereof, Sanofi’s continued funding of the PRECIZN-1 study, plans and timing for the transition of the SAR445136 program from Sanofi to Sangamo, the ability of Sangamo to identify and secure options to bring the SAR445136 program forward, including a potential new collaboration partner for the SAR445136 program, the potential for conducting future clinical trials of SAR445136, and other statements that are not historical fact. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Sangamo’s actual results may differ materially and adversely from those expressed in these forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to: the evolving COVID-19 pandemic and its impact on the global business environment, healthcare systems and the business and operations of Sangamo and Sanofi, including the operation of clinical trials; the research and development process; the uncertain timing and unpredictable nature of clinical trial results, including the risks that therapeutic effects observed in the preliminary proof-of-concept results from the Phase 1/2 PRECIZN-1 study will not be durable in patients and that final clinical trial data will not validate the safety and efficacy of SAR445136; reliance on results of early clinical trials, which results are not necessarily predictive of future clinical trial results; the unpredictable regulatory approval process for product candidates across multiple regulatory authorities; the manufacturing of products and product candidates; the commercialization of approved products; the potential for technological developments that obviate technologies used by Sangamo in SAR445136; the potential for Sanofi to breach its Collaboration Agreement or any related transition agreements with Sangamo; the potential for Sanofi and Sangamo to fail to come to agreement on appropriate transition agreements or to execute an orderly transition under the Collaboration Agreement; the potential that Sangamo will not be able to identify and secure options or new collaborators for the SAR445136 program; the potential for Sangamo to cease development of the SAR445136 program, whether due to its inability to secure options to bring the program forward or otherwise; and Sangamo’s lack of resources to fully develop, obtain regulatory approval for and commercialize its product candidates. These risks and uncertainties are described more fully in Sangamo's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020 and the most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. The information contained in this Current Report on Form 8-K is as of January 6, 2022, and Sangamo undertakes no duty to update forward-looking statements contained in this Current Report on Form 8-K except as required by applicable laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: January 6, 2022	By:	/s/ Scott B. Willoughby
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary